                                                                  EXHIBIT 10.12c

                                THIRD AMENDMENT
                                       TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


         This Third Amendment to Amended and Restated Credit Agreement (this "Amendment"), made and entered into as of June 13, 1997, by and among O'Sullivan Industries, Inc., a Delaware corporation ("Industries"), O'Sullivan Industries Holdings, Inc., a Delaware corporation ("Holdings"; Industries and Holdings are sometimes referred to hereinafter individually and collectively as "Borrower"), O'Sullivan Industries - Virginia, Inc., a Virginia corporation and wholly-owned subsidiary of Industries, as a guarantor and a letter of credit account party ("O'Sullivan - Virginia"), O'Sullivan Industries International, Ltd., a Barbados corporation ("O'Sullivan International"; O'Sullivan - Virginia and O'Sullivan International are sometimes referred to hereinafter individually and collectively as "Guarantor"), The Boatmen's National Bank of St. Louis, a national banking association, as a lender ("Lender") and The Boatmen's National Bank of St. Louis, as agent ("Agent").

                                   Recitals:

A. Borrower, O'Sullivan - Virginia, Agent and Lender are the current parties to that certain Amended and Restated Credit Agreement by and among Borrower, O'Sullivan - Virginia, Agent, Lender and Wachovia Bank of Georgia, N.A. ("Wachovia"), a national banking association, as a lender, effective November 22, 1994, as amended by that First Amendment thereto, dated as of May 15, 1995, that Second Amendment thereto, dated as of December 29, 1995, and that certain letter from Borrower to Lenders, dated June 24, 1996 (as it may be further amended, restated, extended, renewed, replaced, or otherwise modified from time to time, the "Loan Agreement") pursuant to which certain credit facilities were extended to Borrower.

B. This Amendment is being entered into contemporaneously with that certain Assignment and Acceptance (the "Assignment") among Wachovia and Lender.

C. Borrower, Guarantor, Agent and Lender desire, upon the terms and conditions set forth herein, to amend the Loan Agreement as provided herein.

         In consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor, Agent and Lender agree as follows:

1. DEFINITIONS. All capitalized terms used and not otherwise defined herein shall have the meanings given them in the Loan Agreement. Section and Exhibit references are to Sections and Exhibits of the Loan Agreement unless otherwise indicated.

2. EFFECTIVE DATE OF THIS AMENDMENT. This Amendment is effective upon the satisfaction of the conditions in Section 4 of this Amendment.

3.       AMENDMENT TO LOAN AGREEMENT.

          3.1. AGGREGATE REVOLVING COMMITMENT; EXHIBIT 2.1.1. The "Aggregate Revolving Commitment" set forth in Section 2.1.2, is reduced from $30,000,000 to $25,000,000. Exhibit 2.1.1 is replaced with Exhibit 2.1.1.
attached hereto.

         3.2. ULTIMATE REVOLVING MATURITY DATE. The words "December 31, 1997" in the first sentence of Section 2.1.1 are deleted and replaced with the following: "February 28, 2000".

         3.3. STANDBY LC FEE. Section 4.2 is deleted and replaced with the following:

                 4.2. STANDBY LC FEE. Borrower shall pay to Agent for the account of Lenders in accordance with their Prorata Shares a "Standby LC Fee" for each standby Letter of Credit issued by Agent (exclusive of the IRB Letter of Credit) that shall be calculated by applying the quarterly equivalent of .75% to the aggregate undrawn amount of such Letter of Credit. The Standby LC Fee for each such Letter of Credit shall be payable in advance on its issuance date and on the first day of each calendar quarter beginning thereafter while it is outstanding.

         3.4. IRB LC FEE. Section 4.4 is deleted and replaced with the following:

                 4.4. IRB LC FEE. Borrower shall pay to Agent for the account of Lenders in accordance with their Prorata Shares an "IRB LC Fee" for the IRB Letter of Credit issued by Agent that shall be calculated by applying the quarterly equivalent of .75% per annum to the aggregate undrawn amount thereof; provided however, that for each day on which an Event of Default exists and is continuing, the rate at which the IRB LC Fee shall accrue shall be the quarterly equivalent of 3% per annum of the aggregate undrawn amount of the IRB Letter of Credit. The IRB LC Fee for the IRB Letter of Credit shall be payable on the first day of each calendar quarter while it is outstanding.

         3.5. USE OF PROCEEDS. Section 13.1 is deleted and replaced with the following:

                 13.1. USE OF PROCEEDS. Advances shall be used solely for working capital, plant expansion, purchases of outstanding equity securities of Holdings as permitted in Section 14.1.5. and other expenditures that are not prohibited herein and as the source for payment of Borrower's reimbursement obligations with respect to draws on Letters of Credit.

         3.6. INVESTMENTS. Section 14.1.5 is deleted and replaced with the following:

                 14.1.5. Equity securities of Holdings which are purchased for a Dollar amount not in excess of (i) during calendar year 1997, $15,000,000, and (ii) during calendar year 1998, $5,000,000 plus the unexpended amount allowed for calendar year 1997; in determining the Dollar amount expended for such securities, the Dollar amount expended to purchase such securities which have been reissued to employees of Holdings or its Subsidiaries pursuant to the O'Sullivan Industries Holdings, Inc. Stock Purchase Program and the O'Sullivan Industries Holdings, Inc. Profit Sharing Plan, shall not be considered.

         3.7.    DEFINED TERMS.

                 13.1. INTEREST HEDGE OBLIGATIONS. The following definition is added, in alphabetical order, to the Glossary and Index of Defined Terms which is attached to the Loan Agreement as Appendix 1.1:

                 "Interest Hedge Obligations": any obligations of Borrower to Agent or any Lender under any ISDA interest rate and currency exchange agreement, master agreement, or similar agreement between Borrower and Agent or any Lender under which the exposure of Borrower to fluctuations in interest rates is effectively limited, whether in the form of one or more interest rate cap, collar, or corridor agreements, interest rate swaps, currency or equity swaps, forward contracts, foreign exchange contracts or the like, or options therefor.

                 13.1. LOAN OBLIGATIONS. The definition of "Loan Obligations" in the Glossary and Index of Defined Terms which is attached to the Loan Agreement as Appendix 1.1 is deleted and replaced with the following definition:

                 "Loan Obligations": all of Borrower's Indebtedness owing to Agent or Lenders under the Loan Documents, whether as principal, interest, fees or otherwise, all reimbursement obligations of Borrower to Agent or Lenders with respect to Letter of Credit Exposure, and all other obligations (including but not limited to obligations for the payment of money) and liabilities of Borrower to Agent or Lenders under the Loan Documents and all Interest Hedge Obligations (in each case including all extensions, renewals, modifications, rearrangements, restructures, replacements and refinancings of the foregoing, whether or not the same involve modifications to interest rates or other payment terms), whether now existing or hereafter created, absolute or contingent, direct or indirect, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, including but not limited to the obligation of Borrower to repay future advances by Agent or Lenders, whether or not made pursuant to commitment and whether or not presently contemplated by Borrower, Agent or Lenders in the Loan Documents.

4. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. As conditions precedent to the effectiveness of this Amendment, Borrower or Guarantor, as the case may be, shall, unless waived in writing by Agent, furnish or cause to be furnished to Agent the following (in the case of documents to be delivered, all in form and substance satisfactory to Agent):

         4.1. AMENDMENT. This Amendment, duly executed on behalf of Borrower and Guarantor.

         4.2. ASSIGNMENT. The Assignment, duly executed on behalf of Wachovia, Borrower and O'Sullivan - Virginia.

         4.3. NOTE. An amended and restated Note of Borrower, of even date herewith, in the principal amount of $25,000,000, payable to the order of the Boatmen's and otherwise in form acceptable to Boatmen's and Agent.

         4.4. GUARANTY OF O'SULLIVAN INTERNATIONAL. An unlimited, unconditional guaranty of the Loan Obligations, duly executed on behalf of O'Sullivan International.

         4.5. CERTIFICATE OF SECRETARY. A Certificate of the Secretary of each Borrower and each Guarantor certifying (i) that the copies of its articles or certificate of incorporation and bylaws, with all amendments thereto, delivered to Agent in connection with the initial loan closing are accurate and complete and there have been no further amendments thereto, (ii) the resolutions adopted by its Board of Directors authorizing the execution, delivery and performance of this Amendment, the Assignment, the amended and restated Note and related documents (collectively, the "Amendment Documents") by it, and

(iii) the names, titles, incumbency and true signatures of the corporate officers who are authorized to sign the Amendment Documents on its behalf.

         4.6. AMENDMENT FEE. Borrower shall pay to Agent, for the ratable benefit of Lenders, a non-refundable amendment fee of $28,600.

5. GOOD STANDING CERTIFICATES. Borrower agrees that Borrower shall deliver or cause to be delivered to Agent, within 30 days of the date of this Amendment, certificates of good standing of each Borrower and each Guarantor in the states of incorporation and qualification of each Borrower and each Guarantor, respectively, issued by the Secretary of State of such states and that Borrower's failure to deliver cause to be delivered such good standing certificates by such date shall constitute an Event of Default.

6. REPRESENTATIONS AND WARRANTIES OF BORROWER AND GUARANTOR. Each Borrower and each Guarantor each hereby represents and warrants to Agent and Lender that (i) no consents are necessary from any third parties in connection with its execution, delivery or performance of the Amendment Documents to which it is a party, (ii) the Amendment Documents to which it is a party constitute the legal, valid and binding obligations of it, enforceable against it in accordance with their terms, except to the extent that the enforceability thereof against it may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally or by equitable principles of general application (whether considered in an action at law or in equity),
(iii) except as disclosed on the disclosure schedule attached to the Loan Agreement as Exhibit 11 and the disclosure schedule attached to this Amendment as Exhibit 4, all of the representations and warranties contained in Section 11, as amended by this Amendment, are true and correct in all material respects with the same force and effect as if made on and as of the date of this Amendment, except that with respect to the representations and warranties made regarding financial data in Section 11.11, such representations and warranties are hereby made with respect to the most recent Financial Statements and other financial data (in the form required by the Loan Agreement) delivered by Borrower as required by the Loan Agreement, and (iv) there exists no Default or Event of Default under the Loan Agreement, as amended by this Amendment.

7. EFFECT ON LOAN DOCUMENTS. Except as specifically amended by the Amendment Documents, the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of the Amendment Documents shall not operate as a waiver of any right, power or remedy of Lenders or Agent under the Loan Documents, nor constitute a waiver of any provision of the Loan Documents except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall mean and be a reference to the Loan Agreement, as amended hereby.

8. REAFFIRMATION. Each Borrower and each Guarantor each hereby ratifies, affirms, acknowledges, and agrees that the Loan Agreement (as amended by this Amendment) represents its valid, enforceable and collectible obligation, except to the extent that the enforceability thereof against it may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally or by equitable principles of general application (whether considered in an action at law or in equity), and it further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever known to it with respect to any of the Loan Documents.

9. GOVERNING LAW. The Amendment Documents shall be governed by and construed in accordance with the laws and decisions of the State of Missouri without giving effect to the choice or conflicts of law principles thereunder.

10. SECTION TITLES. The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

11. COUNTERPARTS; FACSIMILE TRANSMISSIONS. This Amendment may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Amendment may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

12. INCORPORATION BY REFERENCE. Agent, Lender, Borrower and Guarantor hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Amendment by this reference.

13.      STATUTORY NOTICE.  The following notice is given pursuant to Section
432.045 of the Missouri Revised Statutes; nothing contained in such notice will be deemed to limit or modify the terms of the Loan Documents or this Amendment:

         ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S) AND GUARANTOR(S) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

BORROWER, GUARANTOR, AGENT AND LENDER HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN ANY OF THEM WITH RESPECT TO THE SUBJECT MATTER OF THIS AMENDMENT.



                     [REST OF PAGE IS INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                              O'SULLIVAN INDUSTRIES, INC.

                              By:     /s/Terry L. Crump
                                      Chief Financial Officer

                              O'SULLIVAN INDUSTRIES HOLDINGS, INC.

                              By:     /s/Terry L. Crump
                                      Chief Financial Officer

                              O'SULLIVAN INDUSTRIES - VIRGINIA, INC.

                              By:     /s/Terry L. Crump
                                      Chief Financial Officer

                              O'SULLIVAN INDUSTRIES INTERNATIONAL, LTD.

                              By:     /s/ Daniel F. O'Sullivan
                                      Chairman

                              THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, AS AGENT

                              By:     /s/Mary E. Garrity
                                      Vice President